UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2006

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

The information set forth in Item 2.03 of this Report is incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company and its two subsidiaries entered into an extension and modification dated as of May 31, 2006, which modify their existing agreements with RBC Centura Bank. Among other things, the extension and modification increased the preexisting revolving line of credit from $1,000,000 to $2,000,000 and added a second equipment line of $500,000. The loans are secured by all the assets of the Company’s subsidiary, etrials, Inc., other than intellectual property. The Company’s subsidiary, etrials, Inc., is the primary borrower, but both the Company and etrials Worldwide Limited have guaranteed the obligations of etrials, Inc. The guaranty obligations are secured by all deposits of the guarantor with the lender.

The $2,000,000 revolving line of credit permits borrowings of up to 80% of eligible accounts receivable. Interest on borrowings under the $2,000,000 line of credit accrue at the lender’s prime rate of interest, plus 0.25%. Interest on borrowings under the $2,000,000 line of credit is payable monthly and the principal amount is due in full on May 31, 2007.

The $500,000 equipment loan line funds equipment purchases. Interest accrues on borrowings under the $500,000 line at the lender’s prime rate of interest, plus 0.75%. Drawdowns on the equipment line can be made until May 31, 2007, until which time only interest payments are due monthly. After May 31, 2007, thirty-six (36) equal payments of principal, plus accrued interest are payable.

The loan documents also contain provisions for increasing the interest rate and late payment changes for late payments and upon default, as well as financial covenants and acceleration of the loan payment dates upon default and other terms. We believe the terms of these agreements are consistent with normal commercial loan terms. These provisions are contained in the loan documents listed in Item 9.01, which are incorporated herein by reference. Investors should read these documents for a full understanding of the terms of our loans.

As of March 31, 2006, $600,000 was outstanding under the $2,000,000 line of credit and $230,000 was outstanding under the preexisting $300,000 equipment line. We consider drawdowns on all three lines to be in the ordinary course of business and do not intend to report such drawdowns in subsequent Form 8-Ks.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

99.1	Fifth Modification Agreement dated as of May 31, 2006 between and among the Company, etrials, Inc., etrials Worldwide Limited and RBC Centura Bank.*

99.2	Amended and Restated Commercial Promissory Note dated as of May 31, 2006, in $2,000,000 principal amount of etrials, Inc. to RBC Centura Bank.*

99.3	Commercial Promissory Note dated as of May 31, 2006, in $500,000 principal amount of etrials, Inc. to RBC Centura Bank.*

99.4
RBC Loan and Security Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

99.5
Negative Pledge Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

99.6	Unconditional Guaranty Agreement dated February 14, 2006 between etrials Worldwide, Inc. and RBC Centura Bank. (Incorporated by reference from Current Report on Form 8-K filed February 15, 2006).

99.7
Fourth Modification Agreement dated as of April 21, 2006 between etrials, Inc., etrials Worldwide, Inc., etrials Worldwide Limited and RBC Centura Bank. (Incorporated by reference from Quarterly Report on Form 10-QSB for the Quarter ended March 31, 2006 filed May 15, 2006).

_________________________________
* Filed with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2006	etrials Worldwide, Inc.

By: /s/ James W. Clark, Jr.
Name: James W. Clark, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Fifth Modification Agreement dated as of May 31, 2006 between and among the Company, etrials, Inc., etrials Worldwide Limited and RBC Centura Bank.*

99.2	Amended and Restated Commercial Promissory Note dated as of May 31, 2006, in $2,000,000 principal amount of etrials, Inc. to RBC Centura Bank.*

99.3	Commercial Promissory Note dated as of May 31, 2006, in $500,000 principal amount of etrials, Inc. to RBC Centura Bank.*

99.4
RBC Loan and Security Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

99.5
Negative Pledge Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

99.6	Unconditional Guaranty Agreement dated February 14, 2006 between etrials Worldwide, Inc. and RBC Centura Bank. (Incorporated by reference from Current Report on Form 8-K filed February 15, 2006).

99.7
Fourth Modification Agreement dated as of April 21, 2006 between etrials, Inc., etrials Worldwide, Inc., etrials Worldwide Limited and RBC Centura Bank. (Incorporated by reference from Quarterly Report on Form 10-QSB ffor the Quarter ended March 31, 2006 filed May 15, 2006).

_________________________________
* Filed with this Report.

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